Exhibit 99.1

NEWS RELEASE July 29, 2026

Tetra Tech Reports Strong Third Quarter 2026 Results

•	Revenue $1.31 billion; Net Revenue $1.11 billion
•	Operating Income $158 million; EBITDA $173 million
•	EPS $0.42
•	Backlog $4.49 billion, up 5% sequentially
•	YTD performance drives increased FY26 guidance

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a global provider of high-end technical and engineering services, Leading with Science® in water, environment and sustainable infrastructure, today announced results for the third quarter ended June 28, 2026.

Revenue and revenue, net of subcontractor costs (net revenue)1, in the third quarter totaled $1.31 billion and $1.11 billion, respectively. Net revenue increased 8% Y/Y excluding USAID / DOS and episodic disaster response. Operating income was $158 million, EBITDA1 was $173 million, and EPS was $0.42. Backlog was $4.49 billion at the end of the third quarter, up 5% sequentially. Cash from operations was $229 million in the third quarter and $567 million over the trailing twelve months, resulting in a DSO of 56 days.

Recent Key Wins

•	U.S. Army Corps of Engineers Norfolk District multiple-award contract for engineering services

•	U.S. Army Corps of Engineers Mobile District multiple-award contract for water infrastructure

•	U.S. EPA Office of Water single-award water quality and ecological monitoring contract

•	U.S. Federal Aviation Administration single-award airspace redesign task order contract

•	L.A. Department of Water & Power multiple-award environmental and digital automation contract

•	California Wastewater Authority digital systems integration contract

•	Scotland Excel engineering and technical consultancy framework contract

•	Chelan County Public Utility District hydropower dam modernization contract

•	City of Dayton Department of Water PFAS water treatment design contract

•	Hyperscale AI Data Center power system digital automation and cybersecurity contract

[1]	Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to Regulation G Information for reconciliations to the comparable GAAP metrics.

Executive Management Comments

Roger Argus, Chief Executive Officer, commented, “We delivered a strong third quarter with growth primarily driven by U.S. federal and international end markets, both increasing at a double-digit rate. We received significant new orders during the quarter, including commercial orders for data center and sediment restoration projects, driving our backlog up by more than $200 million. The Company’s performance year-to-date resulted in our increasing guidance for fiscal 2026.”

Steve Burdick, Chief Financial Officer, stated, “Tetra Tech generated its strongest cash flow on record with $467 million from operations through the first three quarters of fiscal 2026. Our ability to consistently generate more cash than net income has allowed the Company to fund acquisitions, increase the stock buybacks, and pay higher dividends, while still deleveraging our net debt.”

Quarterly Dividend and Share Repurchase Program

On July 27, 2026, Tetra Tech’s Board of Directors approved a quarterly dividend in the amount of $0.072 per share, an 11% increase year-over-year, payable on August 27, 2026, to stockholders of record as of August 13, 2026. This is the 45th consecutive double-digit increase in the Company’s quarterly dividend. In the third quarter of fiscal 2026, Tetra Tech repurchased $100 million of common stock. Additionally, as of June 28, 2026, the Company had $398 million remaining under its share repurchase program.

Nine-Month Results

Revenue for the nine-month period was $3.74 billion and net revenue was $3.20 billion. Net revenue increased 8% Y/Y excluding USAID / DOS and episodic disaster response. Operating income was $430 million, adjusted EBITDA was $466 million, and EPS was $1.18; cash flows generated from operations were $467 million.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

For the fourth quarter of fiscal 2026, Tetra Tech expects net revenue2 to range from $1.12 billion to $1.17 billion and EPS to range from $0.45 to $0.48. For fiscal 2026, Tetra Tech is increasing adjusted EPS3 guidance to range from $1.56 to $1.59. Tetra Tech is narrowing the fiscal 2026 net revenue range to $4.315 billion to $4.365 billion, which represents an increased midpoint for the year.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the third quarter of fiscal 2026 results through a link posted on the Company’s website at tetratech.com on July 30, 2026, at 8:00 a.m. (PT).

[2]	Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components, including subcontractor costs, required to provide such reconciliation with sufficient precision.
[3]	The only adjustments in our guidance for EPS are to exclude the gain on business disposition and contingent consideration in the first nine months of fiscal 2026.

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end technical and engineering services for projects worldwide. With more than 25,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, and design sustainable and resilient infrastructure. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 28, 2025. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in this release.

Tetra Tech, Inc.

Balance Sheet - Unaudited

(unaudited - in thousands, except par value)

	June 28,	September 28,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$230,835	$167,459
Accounts receivable, net	1,076,473	1,158,928
Contract assets	152,610	138,232
Prepaid expenses and other current assets	120,395	98,768
Assets held-for-sale	-	57,502
Total current assets	1,580,313	1,620,889

Property and equipment, net	63,154	66,148
Right-of-use assets, operating leases	200,447	197,618
Goodwill	2,216,319	2,049,874
Intangible assets, net	123,590	121,160
Deferred tax assets	64,925	106,238
Other non-current assets	139,551	120,247
Total assets	$4,388,299	$4,282,174

Liabilities and Equity
Current liabilities:
Accounts payable	$220,639	$204,725
Accrued compensation	316,661	346,912
Contract liabilities	418,102	420,254
Short-term lease liabilities, operating leases	74,681	69,099
Current contingent earn-out liabilities	43,587	24,826
Liabilities held-for-sale	-	25,115
Other current liabilities	260,680	288,113
Total current liabilities	1,334,350	1,379,044

Deferred tax liabilities	21,831	21,333
Long-term debt	801,057	763,363
Long-term lease liabilities, operating leases	147,759	154,695
Non-current contingent earn-out liabilities	70,196	32,135
Other non-current liabilities	160,529	151,440
Total liabilities	2,535,722	2,502,010

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at June 28, 2026 and September 28, 2025	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 256,044 and 261,418 shares at June 28, 2026 and September 28, 2025, respectively	2,560	2,614
Accumulated other comprehensive loss	(105,779)	(95,777)
Retained earnings	1,955,291	1,872,948
Tetra Tech stockholders' equity	1,852,072	1,779,785
Noncontrolling interests	505	379
Total stockholders' equity	1,852,577	1,780,164
Total liabilities and stockholders' equity	$4,388,299	$4,282,174

Tetra Tech, Inc.
Consolidated Statements of Income
(unaudited - in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 28,	June 29,	June 28,	June 29,
	2026	2025	2026	2025
Revenue	$1,308,555	$1,369,816	$3,739,374	$4,112,490
Subcontractor costs	(199,996)	(216,800)	(544,007)	(658,439)
Other costs of revenue	(865,354)	(901,477)	(2,517,701)	(2,766,854)
Gross profit	243,205	251,539	677,666	687,197
Selling, general and administrative expenses	(85,203)	(86,611)	(254,653)	(255,022)
Legal contingency costs	-	-	-	(115,000)
Contingent consideration - fair value adjustments	(77)	58	7,429	2,355
Impairment of goodwill	-	-	-	(92,416)
Income from operations	157,925	164,986	430,442	227,114
Interest expense, net	(7,158)	(8,288)	(23,124)	(23,996)
Other non-operating income	-	-	12,361	-
Income before income tax expense	150,767	156,698	419,679	203,118
Income tax expense	(40,966)	(42,815)	(110,858)	(83,045)
Net income	109,801	113,883	308,821	120,073
Net income attributable to noncontrolling interests	(217)	(39)	(586)	(94)
Net income attributable to Tetra Tech	$109,584	$113,844	$308,235	$119,979

Earnings per share attributable to Tetra Tech:
Basic	$0.42	$0.43	$1.19	$0.45
Diluted	$0.42	$0.43	$1.18	$0.45

Weighted-average common shares outstanding:
Basic	258,151	263,026	259,685	265,589
Diluted	259,779	264,855	261,459	268,113

Tetra Tech, Inc.
Consolidated Statements of Cash Flows
(unaudited - in thousands)

	Nine Months Ended
	June 28,	June 29,
	2026	2025
Cash flows from operating activities:
Net income	$308,821	$120,073

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,103	43,636
Amortization of stock-based awards	27,438	25,789
Deferred income taxes	42,433	(7,656)
Gain on sale of divested business	(12,361)	-
Impairment of goodwill	-	92,416
Fair value adjustments to contingent consideration	(7,429)	(2,355)
Gain on cash surrender value of life insurance policies	-	(1,599)
Other non-cash items	3,869	7,187
Changes in operating assets and liabilities, net of effects of business acquisitions and divestiture:
Accounts receivable and contract assets	107,557	(65,886)
Prepaid expenses and other assets	791	(21,720)
Accounts payable	7,446	27,539
Accrued compensation	(35,973)	(15,991)
Contract liabilities	(1,501)	44,486
Income taxes receivable/payable	(8,028)	32,818
Cash settled contingent earn-out liability	-	(7,420)
Other liabilities	(9,613)	85,521
Net cash provided by operating activities	466,553	356,838

Cash flows from investing activities:
Payments for business acquisitions, net of cash acquired	(191,870)	(97,693)
Capital expenditures	(13,955)	(12,514)
Proceeds from divested business, net	40,263	-
Proceeds from company-owned life insurance policies	-	1,934
Net cash used in investing activities	(165,562)	(108,273)

Cash flows from financing activities:
Proceeds from borrowings	245,000	715,000
Repayments on long-term debt	(210,000)	(665,000)
Payment of debt issuance costs	-	(2,738)
Repurchases of common stock	(202,010)	(199,984)
Shares repurchased for tax withholdings on share-based awards	(12,481)	(13,942)
Payments of contingent earn-out liabilities	(2,842)	(14,805)
Stock options exercised	564	216
Dividends paid	(52,473)	(47,992)
Principal payments on finance leases	(5,791)	(5,742)
Net cash used in financing activities	(240,033)	(234,987)

Effect of exchange rate changes on cash and cash equivalents	1,505	(3,434)

Net increase in cash and cash equivalents	62,463	10,144
Cash and cash equivalents at beginning of period	168,372	232,689
Cash and cash equivalents at end of period	$230,835	$242,833

Tetra Tech, Inc.

Regulation G Information

June 28, 2026

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs (“Net Revenue”)

(in millions)

			2025							2026
	2023	2024	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	2025	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos
Consolidated
Revenue	4,522.6	5,198.7	1,420.6	1,322.1	2,742.7	1,369.8	4,112.5	1,330.1	5,442.6	1,210.7	1,220.2	2,430.8	1,308.6	3,739.4
Subcontractor Costs	(771.5)	(876.8)	(223.3)	(218.4)	(441.7)	(216.8)	(658.5)	(166.8)	(825.3)	(173.5)	(170.5)	(344.0)	(200.0)	(544.0)
Net Revenue	3,751.1	4,321.9	1,197.3	1,103.7	2,301.0	1,153.0	3,454.0	1,163.3	4,617.3	1,037.2	1,049.7	2,086.8	1,108.6	3,195.4

GSG Segment
Revenue	2,300.7	2,624.2	791.4	698.9	1,490.2	709.4	2,199.6	628.9	2,828.6	525.5	559.4	1,084.9	598.4	1,683.3
Subcontractor Costs	(484.3)	(540.5)	(144.0)	(134.6)	(278.5)	(136.8)	(415.3)	(88.4)	(503.7)	(93.4)	(100.9)	(194.3)	(124.1)	(318.4)
Net Revenue	1,816.4	2,083.7	647.4	564.3	1,211.7	572.6	1,784.3	540.5	2,324.9	432.1	458.5	890.6	474.3	1,364.9

CIG Segment
Revenue	2,292.7	2,634.4	644.9	637.8	1,282.6	676.6	1,959.1	721.2	2,680.2	704.2	676.2	1,380.3	728.3	2,108.6
Subcontractor Costs	(358.0)	(396.2)	(94.9)	(98.3)	(193.2)	(96.1)	(289.4)	(98.3)	(387.7)	(99.1)	(85.0)	(184.1)	(94.1)	(278.1)
Net Revenue	1,934.7	2,238.2	550.0	539.5	1,089.4	580.5	1,669.7	622.9	2,292.5	605.1	591.2	1,196.2	634.2	1,830.5

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2025							2026
	2023	2024	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos	4th Qtr	2025	1st Qtr	2nd Qtr	6 Mos	3rd Qtr	9 Mos
Net Income Attributable to Tetra Tech	273,420	333,382	747	5,388	6,135	113,844	119,979	127,745	247,724	105,028	93,623	198,651	109,584	308,235
Income Tax Expense	127,526	130,023	14,530	25,700	40,230	42,815	83,045	46,624	129,668	36,354	33,538	69,892	40,966	110,858
Interest Expense[1]	46,537	37,271	7,218	8,491	15,709	8,287	23,996	6,806	30,802	7,128	8,838	15,966	7,158	23,124
Depreciation	19,980	23,722	5,402	5,248	10,650	5,410	16,059	5,115	21,175	5,608	5,550	11,159	5,720	16,879
Amortization	41,226	49,955	10,660	8,629	19,289	8,287	27,577	9,524	37,101	8,387	8,791	17,178	9,046	26,224
FX Hedge Gain	(89,402)	-	-	-	-	-	-	-	-	-	-	-	-	-
Gain on sale of divested business	-	-	-	-	-	-	-	-	-	(7,710)	(4,651)	(12,361)	-	(12,361)
EBITDA	419,287	574,353	38,557	53,456	92,013	178,643	270,656	195,814	466,470	154,795	145,689	300,485	172,474	472,959

Contingent Consideration	12,255	2,541	(366)	(1,931)	(2,297)	(58)	(2,355)	(9,873)	(12,228)	(7,447)	(58)	(7,506)	77	(7,429)
Goodwill Impairment	-	-	-	92,416	92,416	-	92,416	-	92,416	-	-	-	-	-
Acquisition & Integration Expenses[2]	49,554	7,138	-	-	-	-	-	-	-	-	-	-	-	-
Legal Contingency Costs	-	-	115,000	-	115,000	-	115,000	-	115,000	-	-	-	-	-

Adjusted EBITDA	481,096	584,032	153,191	143,941	297,132	178,585	475,717	185,941	661,658	147,348	145,631	292,979	172,551	465,530

1 Includes write-off of deferred debt origination fees of $3.8M in fiscal 2023

2 Includes lease impairment charge of $16.4M in fiscal 2023